UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2018

SEATTLE GENETICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-32405	91-1874389
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

21823 30th Drive SE

Bothell, Washington 98021

(Address, including zip code, of principal executive office)

(425) 527-4000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Merger Agreement

On January 30, 2018, Seattle Genetics, Inc., a Delaware corporation (“Seattle Genetics”), Valley Acquisition Sub, Inc., a Delaware corporation and wholly owned subsidiary of Seattle Genetics (“Merger Sub”), and Cascadian Therapeutics, Inc., a Delaware corporation (“Cascadian Therapeutics”), entered into an Agreement and Plan of Merger (the “Merger Agreement”).

Pursuant to the Merger Agreement, and upon the terms and subject to the conditions described therein, Seattle Genetics has agreed to cause Merger Sub to commence a tender offer (the “Offer”) for all of Cascadian Therapeutics’ outstanding shares of common stock, par value $0.0001 per share (the “Shares”), at a purchase price of $10.00 per Share (the “Offer Price”), payable net to the holder in cash, without interest, subject to any withholding of taxes. The Offer will expire on the 20th business day following the commencement of the Offer unless extended in accordance with the terms of the Merger Agreement and applicable law. As soon as practicable following the consummation of the Offer, and subject to the satisfaction or waiver of certain conditions set forth in the Merger Agreement, Merger Sub will merge with and into Cascadian Therapeutics (the “Merger”) pursuant to the provisions of Section 251(h) of the Delaware General Corporation Law (the “DGCL”), with no stockholder vote required to consummate the Merger, and Cascadian Therapeutics will survive as a subsidiary of Seattle Genetics.

The obligations of Seattle Genetics and Merger Sub to consummate the Offer are subject to customary closing conditions, including (1) that there be validly tendered and not validly withdrawn prior to the expiration of the Offer at least a majority of the outstanding Shares on a fully diluted basis, (2) the expiration or termination of the applicable waiting period under the United States Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (3) the absence of any legal restraint or prohibition that prevents or prohibits the consummation of the Offer or the Merger, (4) the accuracy of Cascadian Therapeutics’ representations and warranties contained in the Merger Agreement (subject to “Company Material Adverse Effect” (as defined in the Merger Agreement) and materiality qualifiers), (5) Cascadian Therapeutics’ performance of its obligations under the Merger Agreement in all material respects, and (6) since the date of the Merger Agreement, that there will not have occurred (and be continuing) a Company Material Adverse Effect (as defined in the Merger Agreement. Neither the Offer nor the Merger is subject to a financing condition.

At the effective time of the Merger, any Shares not purchased pursuant to the Offer, other than Shares owned by stockholders who are entitled to demand and properly demand appraisal rights in accordance with Section 262 of the DGCL and who have otherwise complied with all applicable provisions of Section 262 of the DGCL, and Shares owned by Seattle Genetics, Merger Sub or any other direct or indirect wholly owned subsidiary of Seattle Genetics and Shares owned by Cascadian Therapeutics or any direct or indirect wholly owned subsidiary of Cascadian Therapeutics, and in each case not held on behalf of third parties, will be automatically converted into the right to receive cash in an amount equal to the Offer Price, payable net to the holder in cash, without interest, subject to any withholding of taxes.

The Merger Agreement includes customary representations, warranties and covenants of Seattle Genetics, Merger Sub and Cascadian Therapeutics.

The Merger Agreement contains certain termination rights for Seattle Genetics and Cascadian Therapeutics, including in the event that the Offer is not consummated by June 30, 2018, and further provides that, upon termination of the Merger Agreement under certain circumstances relating to alternative acquisition proposals, including if Cascadian Therapeutics terminates the Merger Agreement to accept a Superior Proposal, or where Cascadian Therapeutics’ Board of Directors changes its recommendation in favor of the transaction, Cascadian Therapeutics may be required to pay Seattle Genetics a termination fee of $17,000,000 and, under certain circumstances, reimburse the reasonable, documented out-of-pocket expenses of Seattle Genetics and Merger Sub in connection with the transaction up to a maximum of $7,500,000 in the aggregate. Each party also has rights to specific performance as set forth in the Merger Agreement.

Seattle Genetics has guaranteed the performance by Merger Sub of its obligations under the Merger Agreement.

The representations, warranties and covenants contained in the Merger Agreement were made solely for the benefit of the parties to the Merger Agreement. In addition, such representations, warranties and covenants (i) are intended not as statements of fact, but rather as a way of allocating the risk between the parties to the Merger Agreement, (ii) have been qualified by reference to confidential disclosures made by the parties in connection with the Merger Agreement and (iii) may apply standards of materiality in a way that is different from what may be viewed as material by stockholders of, or other investors in, Seattle Genetics or Cascadian Therapeutics. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding Cascadian Therapeutics or its business. Stockholders should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of Seattle Genetics, Merger Sub, Cascadian Therapeutics or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures.

A copy of the Merger Agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement.

Bridge Facility

In connection with the transactions contemplated by the Merger Agreement (the “Acquisition”), Seattle Genetics entered into a commitment letter (the “Commitment Letter”), dated as of January 30, 2018, with Barclays Bank PLC and JPMorgan Chase Bank, N.A. (collectively, the “Commitment Parties”), pursuant to which, subject to the terms and conditions set forth therein, the Commitment Parties committed to provide a 364-day senior secured bridge loan facility (the “Bridge Facility”) in an aggregate principal amount of up to the lesser of (x) $400,000,000 and (y) 1.3333 multiplied by the “minimum liquidity amount,” as set forth in the Commitment Letter, to fund part of the consideration for the Acquisition and fees and expenses related thereto. Pursuant to the Commitment Letter, the Bridge Facility will be subject to certain customary reductions in amounts upon any public or private issuance or sale by Seattle Genetics of its shares, equity interests, bank facilities or debt securities prior to the consummation of the Acquisition. Seattle Genetics will pay customary fees and expenses in connection with obtaining the Bridge Facility.

Seattle Genetics intends to use the proceeds from the Bridge Facility to finance a portion of the Acquisition and related fees and expenses that is not financed with the proceeds from equity or debt offerings or any combination thereof. The funding of the Bridge Facility is contingent on the satisfaction of customary conditions, including (i) the execution and delivery of definitive documentation with respect to the Bridge Facility in accordance with the terms set forth in the Commitment Letter and (ii) the consummation of the Acquisition in accordance with the Merger Agreement.

Loans under the Bridge Facility will bear interest based, at Seattle Genetics’ election, at either a LIBOR rate plus an applicable margin or 6.00% (with LIBOR no less than 1.00%) or a base rate plus an applicable margin of 5.00%. In both cases, the applicable margin will increase by 50 basis points at the end of each three month period after the consummation of the Acquisition.

The Commitment Letter contains certain representations and warranties, affirmative covenants, negative covenants, a minimum liquidity covenant, and events of default, in each case applicable to Seattle Genetics and its subsidiaries. If funded, the Bridge Facility will impose significant restrictions on Seattle Genetics’ operations, including by limiting its ability to engage in acquisitions or investments, incur indebtedness or liens or pay dividends on its stock. Seattle Genetics will also be required to maintain a minimum liquidity ratio of 1.3333:1.00 and make amortization payments of 25.0% and 50.0% of the original principal amount of the Bridge Facility loans on the three month and six month anniversaries, respectively, of the consummation of the Acquisition.

The foregoing summary of the Commitment Letter does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Commitment Letter, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 2.02	Results of Operations and Financial Condition.

On January 31, 2018, Seattle Genetics and Cascadian Therapeutics issued a joint press release announcing the Merger and certain of Seattle Genetics’ preliminary unaudited consolidated financial results as of and for the three months and year ended December 31, 2017 (the “Preliminary Results”). A copy of the joint press release is filed herewith as Exhibit 99.1. The Preliminary Results are based solely on information available to Seattle Genetics as of the date of this report, are unaudited and are subject to completion or further review, and Seattle Genetics undertakes no obligation to update this information. The Preliminary Results are forward-looking statements and may differ from Seattle Genetics’ actual financial results as of and for the three months and year ended December 31, 2017. The Preliminary Results are not a comprehensive statement of Seattle Genetics’ financial results as of and for the three months and year ended December 31, 2017, and should not be viewed as a substitute for full financial statements prepared in accordance with GAAP. Additional information and disclosures would be required for a more complete understanding of Seattle Genetics’ financial position and results of operations as of December 31, 2017.

Additional Information

The tender offer described in this communication has not yet commenced, and this communication is neither an offer to purchase nor a solicitation of an offer to sell any Shares or any other securities. On the commencement date of the tender offer, a tender offer statement on Schedule TO, including an offer to purchase, a letter of transmittal and related documents, will be filed with the United States Securities and Exchange Commission (the “SEC”) and Cascadian Therapeutics will file a Solicitation/Recommendation Statement on Schedule 14D-9 relating to the tender offer with the SEC. The offer to purchase Shares will only be made pursuant to the offer to purchase, the letter of transmittal and related documents filed with such Schedule TO. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ BOTH THE TENDER OFFER STATEMENT AND THE SOLICITATION/RECOMMENDATION STATEMENT REGARDING THE TENDER OFFER, AS THEY MAY BE AMENDED FROM TIME TO TIME, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. The tender offer statement will be filed with the SEC by Merger Sub and Seattle Genetics, and the solicitation/recommendation statement will be filed with the SEC by Cascadian Therapeutics. Investors and security holders may obtain a free copy of these statements (when available) and other documents filed with the SEC at the website maintained by the SEC at www.sec.gov or by directing such requests to the Information Agent for the tender offer, which will be named in the tender offer statement.

Forward-Looking Statements

This communication may contain, in addition to historical information, certain forward-looking statements regarding future events, conditions, circumstances or the future financial performance of Seattle Genetics, and its affiliates, including Merger Sub (collectively, the “Company”) or Cascadian Therapeutics following completion of the Acquisition. Often, but not always, forward-looking statements can be identified by the use of words such as “plans,” “expects,” “expected,” “scheduled,” “estimates,” “intends,” “anticipates” or “believes,” or variations of such words and phrases or state that certain actions, events, conditions, circumstances or results “may,” “could,” “would,” “might” or “will” be taken, occur or be achieved. Such forward-looking statements are not guarantees or predictions of future performance, and are subject to known and unknown risks, uncertainties and other factors, many of which are beyond our control, that could cause actual results, performance or achievements of the Company or Cascadian Therapeutics following completion of the Acquisition to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. Such risks and uncertainties include: (i) the risk that not all conditions of the Offer or the Merger will be satisfied or waived, (ii) uncertainties associated with any aspect of Acquisition, including uncertainties relating to the anticipated timing of filings and approvals relating to the Acquisition, the outcome of legal proceedings that may be instituted against Cascadian Therapeutics and/or others relating to the Acquisition, the expected timing of completion of the Acquisition, the satisfaction of the conditions to the consummation of the Acquisition and the ability to complete the Acquisition, (iii) the level of product sales in the United States, Canada, the European Union, Japan and other countries in which the Company has received approval by relevant regulatory authorities, (iv) the results of discovery efforts and preclinical, clinical and commercial activities by the Company, or those of its competitors, (v) announcements of the FDA or foreign regulatory approval or non-approval of product candidates, or specific label indications for or restrictions, warnings or limitations in its use, or delays in the regulatory review or approval process, in connection with product candidates, (vi) announcements regarding the results of the clinical trials the Company is conducting or may in the future conduct, (vii) announcements regarding, or negative publicity concerning, adverse events associated with the use of the Company’s products or product candidates, (viii) termination of or changes in the Company’s existing collaborations or licensing arrangements, (ix) entry into additional material strategic transactions including licensing or acquisition of products, businesses or technologies, (x) actions taken by regulatory authorities with respect to product candidates, clinical trials or regulatory filings of the Company, (xi) raising of additional capital and the terms upon which the Company may raise any additional capital, (xii) market conditions for equity investments in general, or the biotechnology or pharmaceutical industries in particular, (xiii) developments or disputes concerning the Company’s proprietary rights, (xiv) developments regarding the pending and potential additional related purported securities class action lawsuits, as well as any other potential litigation, (xv) share price and volume fluctuations attributable to inconsistent trading volume levels of the Company’s shares, (xvi) changes in government regulations and (xvii) economic or other external factors. Many of these risks and uncertainties relate to factors that are beyond the Company’s ability to control or estimate precisely, and any or all of the Company’s forward-looking statements may turn out to be wrong. The Company cannot give any assurance that such forward-looking statements will prove to have been correct. The reader is cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this communication. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, conditions, circumstances or otherwise, except as required by applicable law.

Nothing contained herein shall be deemed to be a forecast, projection or estimate of the future financial performance of the Company or Cascadian Therapeutics following completion of the Acquisition unless otherwise stated.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of January 30, 2018, by and among Seattle Genetics, Inc., Valley Acquisition Sub, Inc. and Cascadian Therapeutics, Inc.*

10.1	Commitment Letter, dated as of January 30, 2018, with Barclays Bank PLC and JPMorgan Chase Bank, N.A.

99.1	Joint Press Release dated January 31, 2018

*	Pursuant to Item 601(b)(2) of Regulation S-K, the registrant hereby agrees to supplementally furnish to the Securities and Exchange Commission upon request any omitted schedule or exhibit to the Merger Agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 31, 2018

SEATTLE GENETICS, INC.

By:	/s/ Clay B. Siegall
	Name:	Clay B. Siegall
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of January 30, 2018, by and among Seattle Genetics, Inc., Valley Acquisition Sub, Inc. and Cascadian Therapeutics, Inc.*

10.1	Commitment Letter, dated as of January 30, 2018, with Barclays Bank PLC and JPMorgan Chase Bank, N.A.

99.1	Joint Press Release dated January 31, 2018

*	Pursuant to Item 601(b)(2) of Regulation S-K, the registrant hereby agrees to supplementally furnish to the Securities and Exchange Commission upon request any omitted schedule or exhibit to the Merger Agreement.